                                                           EXHIBIT 10.31

                    AMENDMENT NUMBER FIVE TO LOAN AGREEMENT


        THIS AMENDMENT to the Loan Agreement entered into as of October 4, 1993, between ARI NETWORK SERVICES, INC. ("ARI") and WITECH CORPORATION ("WITECH") as amended (the "Loan Agreement") is dated December 20, 1995.

                                   BACKGROUND

        This Amendment to the Loan Agreement reflects the mutual understanding and agreement of the parties to amend the Loan Agreement regarding the provision by WITECH of a revolving credit facility to ARI.

        NOW THEREFORE, the parties agree as follows:

        1. The reference in Paragraph 6.2 to "Seven Million Dollars ($7,000,000)" is deleted and "Six Million Five Hundred Thousand Dollars ($6,500,000)" is substituted therefor.

        2. Subject to the amendment described herein, the Loan Agreement and associated documents and agreements remain in full force and effect.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers as of the date first above written.


WITECH CORPORATION                       ARI NETWORK SERVICES, INC.


By: /s/ Francis Brzezinski               By: /s/ Brian E. Dearing
   ------------------------------           ------------------------------
   Francis Brzezinski, President            Brian E. Dearing,
                                            President & Chief Executive Officer